UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 9, 2026

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-40445	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:

3rd Floor

1 Ashley Road

Altrincham

Cheshire WA14 2DT

United Kingdom

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 (617) 468-5770

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective January 1, 2026, Saurabh Saha, M.D., Ph.D., stepped down from his position as Chief Executive Officer and a member of the Board of Directors of Centessa Pharmaceuticals plc (the “Company” or “Centessa”). In connection with his appointment as advisor to the CEO, on February 9, 2026, the Company entered into an Advisory Agreement (the “Advisory Agreement”) and a separation agreement and general release (the “Separation Agreement”) with Dr. Saha. Pursuant to the Advisory Agreement, Dr. Saha has agreed to provide certain advisory services to the Company for an initial six-month period, automatically continuing thereafter unless terminated by either party, for an hourly advisory fee of $376.00, plus reimbursement of business expenses. The Separation Agreement provides for (i) vesting of Dr. Saha’s equity grants that were due to vest on or prior to February 2, 2026 under the Centessa Amended and Restated 2021 Stock Option and Incentive Plan, with all equity due to vest after that date forfeited, and with an exercise window for vested equity awards through three months following termination of the Advisory Agreement, (ii) subject to Compensation Committee approval, a bonus payment equal to 100% of Dr. Saha’s target bonus for the year ended December 31, 2025, and (iii) eligibility to participate in applicable Company benefit plans. These extended benefits are provided in lieu of any other severance payments or noncompetition consideration under prior agreements, and the Separation Agreement, which includes a general release of claims, becomes effective upon expiration of a seven-business-day revocation period following execution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2026

CENTESSA PHARMACEUTICALS PLC

By:	/s/ John Crowley
Name:	John Crowley
Title:	Chief Financial Officer